UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2009

TOROTEL, INC.

(Exact name of registrant as specified in its charter)

Missouri	1-8125	44-0610086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 North Lindenwood Drive

Olathe, KS  66062

(Address of principal executive office)(Zip Code)

(913) 747-6111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 7, 2009, the Board of Directors of Torotel, Inc. (the “Corporation”) amended the Corporation’s Amended and Restated By-Laws to provide for the majority of the elected directors of the Corporation to be independent beginning with the election of directors at the 2010 annual meeting.  The text of the amendment to Article III, Section 2 of the Corporation’s Amended and Restated By-Laws, effective as of August 7, 2009, is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.   The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Text of Amendment to Article III, Section 2 of the Amended and Restated By-Laws of the Company, effective as of August 7, 2009.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOROTEL, INC.

By:	/s/ H. James Serrone
Chief Financial Officer

Date:	August 11, 2009

EXHIBIT INDEX

Exhibit No.	Description

3.1	Text of Amendment to Article III, Section 2 of the Amended and Restated By-Laws of the Corporation, effective as of August 7, 2009.